UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): March 10, 2005
                                                  (March 7, 2005)

                          Altair Nanotechnologies Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Canada                         1-12497             33-1084375
-------------------------------     -----------------    --------------------
(State or other jurisdiction of        (Commission          (IRS Employer
incorporation or organization)         File Number)       Identification No.)


             204 Edison Way
                Reno, NV                                        89502
----------------------------------------               ------------------------
(Address of Principal Executive Offices)                      (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                                (801) 858-3750


                                       N/A
           -----------------------------------------------------------
              (Former name, former address, and formal fiscal year,
                          if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     On March 7, 2005, Altair Nanotechnologies Inc. (the "Company") terminated the employment of Rudi E. Moerck, its former President. Alan Gotcher, current Chief Executive Officer, will assume the position of President of the Company.

Item 7.01  Regulation FD Disclosure.

     On March 10, 2005, the Company issued a press release entitled "ALTAIR NANOTECHNOLOGIES INC. Terminates President, Rudi E. Moerck, Ph.D." The full text of the press release is provided herewith as Exhibit 99.1

     The information in Item 7.01 of this Report (including Exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

     99.1 Press Release issued by the Company dated March 10, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Altair Nanotechnologies Inc.



Dated:  March 10, 2005               By /s/ Alan Gotcher
                                        ----------------------------------------
                                          Alan Gotcher
                                          Chief Executive Officer




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